Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share
Earnings Per Share

Note 25 Earnings Per Share

The following table illustrates basic and diluted EPS under the guidance of GAAP for the years ended December 31, 2018, 2017 and 2016:

	2018	2017	2016
(in thousands, except per share data)	Common Stock	Common Stock	Common Stock
Basic EPS:
Net income attributable to TSYS common shareholders	$576,656	586,185	319,638
Less income allocated to nonvested awards	(350)	(1,373)	(1,557)
Net income allocated to common stock for EPS calculation (a)	$576,306	584,812	318,081
Average common shares outstanding (b)	181,956	183,309	182,744
Basic EPS (a)/(b)	$3.17	3.19	1.74

Diluted EPS:
Net income attributable to TSYS common shareholders	$576,656	586,185	319,638
Less income allocated to nonvested awards	(350)	(1,373)	(1,557)
Add income reallocated to nonvested awards[1]	350	1,373	1,557
Net income allocated to common stock for EPS calculation (c)	$576,656	586,185	319,638
Average common shares outstanding	181,956	183,309	182,744
Increase due to assumed issuance of shares related to common equivalent shares outstanding	976	1,162	813
Average nonvested awards[1]	987	959	891
Average common and common equivalent shares outstanding (d)	183,919	185,430	184,448
Diluted EPS (c)/(d)	$3.14	3.16	1.73

[1]

In accordance with the diluted EPS guidance under the two-class method, the Company uses the approach-either the treasury stock method or the two-class method assuming a participating security is not exercised- that is more dilutive.

The diluted EPS calculation excludes stock options and nonvested awards that are exercisable into 0.3 million, 0.3 million and 0.4 million common shares for the years ended December 31, 2018, 2017 and 2016, respectively, because their inclusion would have been anti-dilutive.